UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   September 13, 2007

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                             Other Events.

(a)     On September 13, 2007, Cephalon, Inc. (the “Company”), in collaboration with the U.S. Food and Drug Administration, issued information to  healthcare professionals on the appropriate patient selection, dosing and administration of FENTORA® (fentanyl buccal tablet) [C-II].  The Company hereby incorporates by reference the press release dated September 13, 2007, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

(b)     On September 17, 2007, the Company announced that it had finalized and shared with healthcare professionals revisions to the label for PROVIGIL® (modafinil) Tablets [C-IV].  The Company hereby incorporates by reference the press release dated September 17, 2007, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 13, 2007

99.2	Press Release dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: September 17, 2007	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 13, 2007

99.2	Press Release dated September 17, 2007